WASHINGTON, D.C. 20549

SCHEDULE 14C
(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-5(d) (1))

[   ] Definitive Information Statement

  CYOKONOS CORPORATION
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
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	(5)	Total fee paid: Not Applicable

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.Identifythe previous filing by registration statement number, or the Form or Schedule and date ofits filing:

Amount Previously Paid: Not Applicable Form, Schedule or Registration Statement No.: Not Applicable Filing Party: Not Applicable Date Filed: Not Applicable

CYOKONOS CORPORATION
2223 Hayman Road
Kelowna, British Columbia
Canada V1Z 1Z6
 June 28, 2004

Dear Stockholder:

     This Information Statement is furnished to holders of shares of common stock, par value $.0001 per share (the "Common Stock"), of Cyokonos Corporation (the "Company"). Our Board of Directors approved, and recommended the approval by our stockholders, of an amendment to our Articles of Incorporation to change the name of the Company to EPOD International Inc.

     Certain of our stockholders, holding a majority of our issued and outstanding shares of Common Stock on January 21, 2004, approved this amendment to our Articles of Incorporation at a special meeting of stockholders held on that date.

     As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated name change.

For the Board of Directors of
CYOKONOS CORPORATION

By:	/s/ MICHAEL MATVIESHEN

Michael Matvieshen
Chairman
June 28, 2004

CYOKONOS CORPORATION
2223 Hayman Road
Kelowna, British Columbia
Canada V1Z 1Z6
June 28, 2004

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

We are sending you this Information Statement to inform you of the adoption of an amendment to the Company's Articles of Incorporation (the "Amendment"), on January 21, 2004, by a vote of a majority of the stockholders of the Company's issued and outstanding common stock ("Common Stock"). The purpose of the adoption of the Amendment is to change the Company's name to EPOD International Inc., attached as Exhibit A. The holders of 18,000,000 shares, out of the 27,230,000 issued and outstanding shares of common stock on that date, representing approximately 66% of the votes entitled to be cast with regard to the Amendment, approved the Amendment.

The adoption of the foregoing Amendment will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of this Amendment and proxies are not being requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of this Amendment.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $500, will be paid by the Company.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Restated Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Restated Articles of Incorporation.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Restated Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada, which is anticipated to be on or about July 17, 2004.

PURPOSE AND EFFECT OF THE CHANGE

On January 13, 2004, the Company completed the acquisition, pursuant to an Exchange Agreement, of EPOD International Inc. The acquisition was accounted for as a reverse merger, with EPOD International Inc. the surviving entity. Since the Company will be adopting the business plan and strategy of EPOD International Inc., the Board of Directors has determined it appropriate to change the name of the Company to EPOD International Inc.

OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 31, 2004, there were 27,230,000 shares of our Common Stock issued and outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. The Company has granted options to purchase 100,000 shares of common stock to each of the five directors. The Company has no other options, warrants or other securities convertible into shares of common stock.

The following table lists, as of March 31, 2004, the number of shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent

Michael Matvieshen(1)	18,000,000	66%

All officers and directors as a
group (5 persons)(2)	18,125,000	67%

(1)	Mr. Matvieshen is the Chairman of the Board of Directors. His mailing address is that of the Company, 2223 Hayman Road, Kelowna, British Columbia, Canada V1Z 1Z6.

(2)	The Company has granted options to purchase 100,000 shares of common stock to each of the five directors. These options vest 25,000 per quarter.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Certificate of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding" is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 2223 Hayman Road, Kelowna, British Columbia, Canada V1Z 1Z6, or by calling (250) 769-0130. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS

CYOKONOS CORPORATION

By:	/s/ MICHAEL MATVIESHEN

Michael Matvieshen
Chairman
June 28, 2004

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR PROFIT NEVADA CORPORATIONS

1. Name of Corporation: Cyokonos Corporation

2. The articles have been amended as follows:

Article One has been amended to change the name of the Corporation from "Cyokonos Corporation" to "EPOD International Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is:

This amendment was approved unanimously by the Board of Directors of the Corporation and by 66% of the shareholders of record effective as of January 21, 2004.

4. Signatures:

CYOKONOS CORPORATION

By:	/s/ L. MARK ROSEBOROUGH

L. Mark Roseborough
President
June 28, 2004

By:	/s/ MICHAEL MATVIESHEN

Michael Matvieshen
Chairman
June 28, 2004